                             MFS GLOBAL GROWTH FUND


                        Supplement to Current Prospectus


As disclosed in the fund's Prospectus, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Markets Limited ("FCEM"), have been retained by MFS to serve as sub-advisers to the fund to manage the assets of the fund invested in foreign emerging market securities. Effective September 1, 1999, MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the fund, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate. Effective September 1, 1999, the description of the manner in which foreign emerging markets securities are managed is revised as follows:

Foreign Emerging Markets    Managed by a committee of investment research
                            analysts.   This  committee  includes   investment
                            analysts employed by MFS and by MFS' foreign branches and affiliates. This portion of the fund's assets is allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the fund's investment objective within their assigned geographic and industry responsibility.





                  The date of this Supplement is July 16, 1999